Superfund Managed Futures Strategy Fund

(the “Fund”)

Class A SUPRX

Class C SUPFX

Class I SUPIX

a series of Two Roads Shared Trust

Supplement dated December 19, 2023
to the Prospectus and Statement of Additional Information (the “SAI”)

of the Fund each dated March 1, 2023

The Board of Trustees of Two Roads Shared Trust (the “Trust”) has concluded, based upon the recommendation of Superfund Advisors Inc., that it is in the best interests of the Superfund Managed Futures Strategy Fund (the “Fund”) and its shareholders that the Fund be liquidated. Pursuant to a Plan of Liquidation (the “Plan”) approved by the Board of Trustees, the Fund will be liquidated and dissolved on or about March 29, 2024.

The Fund is closed to all new investments as of December 19, 2023. The Fund will no longer pursue its stated investment objective. The Plan provides that the Fund will begin liquidating its portfolio as soon as is reasonable and practicable. On or about the close of business on March 29, 2024, the Fund will distribute pro rata all its assets in cash to its shareholders and all outstanding shares will be redeemed and cancelled.

Prior to March 29, 2024, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section of the Fund’s Prospectus. Unless your investment in the Fund is through a tax-deferred retirement account, you will recognize gain or loss for federal income tax purposes (and for most state and local income tax purposes) on a redemption of your shares, whether as a result of a redemption that you initiate or upon the final liquidating distribution by the Fund, based on the difference between the amount you receive and your tax basis in your shares. The Fund may make one or more distributions of income and/or net capital gains on or prior to March 29, 2024, in order to eliminate Fund-level taxes. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation. Plan sponsors or plan administrative agents should notify participants that the Fund is liquidating and should provide information about alternative investment options.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED OR EXCHANGED THEIR SHARES OF THE FUND PRIOR TO MARCH 29, 2024 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OR ACCOUNT OF RECORD.

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This Supplement should be read in conjunction with the Fund’s Prospectus and SAI. This Supplement, and the Prospectus and SAI, each dated March 1, 2023, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission and are incorporated by reference. These can be obtained without charge by calling 1-866-866-4848